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                                                                    EXHIBIT 23.2




                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statement No. 333-03727 and this Registration Statement on Form S-8 of VitalCom Inc. of our reports dated February 14, 1997 appearing in the Annual Report on Form 10-K of VitalCom Inc. for the year ended December 31, 1996.


                                        Deloitte & Touche LLP

                                        /s/ DELOITTE & TOUCHE LLP


Costa Mesa, California
August 15, 1997